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                                                                    EXHIBIT 10.J


                                FIRST AMENDMENT
                                      OF
                           APOGEE ENTERPRISES, INC.
               OFFICERS' SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                               (1998 Statement)


     The "APOGEE ENTERPRISES, INC. OFFICERS' SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (1998 Statement)" as heretofore adopted by APOGEE ENTERPRISES, INC., a Minnesota corporation, and first effective January 1, 1998, (hereinafter referred to as the "Plan Statement"), is hereby amended in the following respects:

1. CLARIFICATION. Effective as of January 1, 1998, Section 1.1.5(a) of the Plan Statement is amended to read in full as follows:

     (a) General Rule. Benefit Service shall be equal to the total number of the Participant's completed years and fractions of years of employment with the Employer, determined according to the following rules:

          (i) Except as provided below, one (1) year of Benefit Service shall be credited for each Plan Year in which the Participant has one thousand (1,000) or more Hours of Service and no Benefit Service shall be credited for a Plan Year in which the Participant has less than one thousand (1,000) Hours of Service.

          (ii) In any Plan Year in which the Participant first becomes employed with the Employer on other than the first day of the Plan Year and in the Plan Year in which he or she last ceases to be employed with the Employer (whether by reason of retirement, quit, discharge, death, transfer or other reason), he or she shall be credited with that fraction of a year of Benefit Service equal to the fraction of the Plan Year he or she was employed with the Employer if, and only if, during such fraction of the Plan Year he or she was credited with Hours of Service at the rate of at least one thousand (1,000) Hours of Service per Plan Year.

          (iii) Benefit Service shall be credited for the Participant's employment with the Employer before the date he or she became a Participant and before this Officers' SERP was established.

2. CLARIFICATION. Effective January 1, 1998, Section 1.1.14(d) of the Plan Statement is deleted without replacement.
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3.   SPECIAL ADJUSTMENT. Effective January 1, 1999, as applied only to the
Participant who, as of January 8, 1999, the date of the adoption of this First Amendment by the Board of Directors of Apogee Enterprises, Inc., holds the position of Chairman of the Board of Directors of Apogee Enterprises, Inc.,
Section 1.1.3 of the Plan Statement is amended to read in full as follows:

     1.1.3. Average Monthly Compensation -- one-thirty-sixth (1/36th) of the total dollar amount of Pensionable Compensation attributable to the three (3) consecutive, completed calendar years which produce the highest amount; subject, however, to the following:

     (a) Less Than Three Years. If the Participant shall have received Pensionable Compensation attributable to less than three (3) consecutive, completed calendar years as of the date his or her Average Monthly Compensation is determined, his or her Average Monthly Compensation shall be equal to the total of all the Pensionable Compensation attributable to his or her consecutive, completed calendar years, divided by the number of months (12 or 24) in the consecutive, completed calendar years to which any of his or her Pensionable Compensation is attributable.

     (b) Completed Years. Completed calendar years are all calendar years which are completed prior to the specific date as of which the Average Monthly Compensation is determined and during all of which the Participant was an employee of the Employer.

     (c) Final Partial Year. If it results in a higher Average Monthly Compensation, there shall be included in the determination the partial year's Pensionable Compensation attributable to the final partial calendar year in which the Participant's Termination of Employment occurred (as if it were a completed year) in lieu of the Participant's entire Pensionable Compensation attributable to an earlier completed calendar year (but the requirement that the calendar years considered shall be consecutive shall not be waived or altered by this special rule).

     (d) Ten-Year Limit. In determining the Participant's Average Monthly Compensation, there shall be disregarded all Pensionable Compensation attributable to calendar years ending more than ten
               (10) years prior to the date as of which the Average Monthly Compensation is determined.

     (e) No Compensation. The absence of Pensionable Compensation (or less than full compensation) in any calendar year shall not affect the requirement that only consecutive calendar years be considered in determining a Participant's Average Monthly Compensation.

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4.   SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan
Statement shall continue in full force and effect.


May 11, 1999                            APOGEE ENTERPRISES, INC.


                                        By /s/ Russell Huffer
                                          ---------------------------------
                                          Russell Huffer
                                          Its Chief Executive Officer and
                                            President

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